UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2021

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

As previously disclosed, on March 22, 2021, SYNNEX Corporation (“SYNNEX”) entered into an Agreement and Plan of Merger (which, as it may be amended from time to time, the “Merger Agreement”), with Spire Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of SYNNEX (“Merger Sub I”), Spire Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of SYNNEX (“Merger Sub II”) and Tiger Parent (AP) Corporation, a Delaware corporation (the “Company”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub I will merge with and into the Company (the “Initial Merger”), with the Company surviving the Initial Merger as a wholly owned subsidiary of SYNNEX, followed immediately by the merger of the Company, as the surviving corporation with and into Merger Sub II (the “Subsequent Merger” and together with the Initial Merger, the “Merger”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of SYNNEX.

On June 9, 2021, SYNNEX filed its definitive proxy statement (the “Proxy Statement”) to obtain stockholder approval for the transactions contemplated by the Merger Agreement.

SYNNEX’ board of directors continues to unanimously recommend that its stockholders vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the proposal to approve the issuance of shares of SYNNEX common stock in connection with the Merger, “FOR” the proposal to adopt an amendment to the Certificate of Incorporation of SYNNEX to increase the number of authorized shares, “FOR” the proposal to adopt an amendment to the Certificate of Incorporation of SYNNEX to waive the corporate opportunity doctrine with respect to its directors and certain other parties, and “FOR” the proposal to adjourn the special meeting if necessary or appropriate, including to solicit additional proxies.

Item 8.01.Other Events.

After the filing of the Proxy Statement, a fourth complaint regarding the Merger was filed.

Michael Kent v. SYNNEX Corp., et al., No. 1:21-cv-00888, was filed on June 22, 2021 in the United States District Court for the District of Delaware. The action names as defendants SYNNEX and members of SYNNEX’ Board. It purports to assert claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 thereunder. It alleges that the definitive proxy statement contains material misstatements and omissions regarding the Merger. It seeks to enjoin the defendants from proceeding with the Merger. It seeks declaratory and injunctive relief, including enjoining or rescinding the stockholder vote. It also seeks rescissory damages, attorneys’ fees and costs.

The foregoing summary is qualified in its entirety by reference to the full text of the complaint which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SYNNEX has also received stockholder demand letters purporting to challenge the Merger.  To date, none of those letters has resulted in litigation.

Additional Information and Where to Find It

In connection with the proposed transaction between SYNNEX and Tiger Parent (AP) Corporation, the parent corporation of Tech Data, SYNNEX has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SYNNEX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by SYNNEX with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

SYNNEX and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from SYNNEX’ stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction was included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about SYNNEX’ executive officers and directors in SYNNEX’ definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on February 10, 2021. To the extent holdings of such participants in SYNNEX’ securities are not reported, or have changed since the amounts described in the proxy statement for the 2021 annual meeting of stockholders, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and SYNNEX’ website at http://ir.synnex.com.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, related to SYNNEX and the proposed acquisition of Tiger Parent (AP) Corporation, the parent entity of Tech Data by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of SYNNEX or the combined company. These forward-looking statements may be identified by terms such as “anticipate”, “believe”, “foresee”, “expect”, “intend”, “plan”, “may”, “will”, “could” and “should” and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods SYNNEX will use to finance the cash portion of the transaction. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating the companies, synergies, expanded global footprint, operating improvements, financial strength and investment power, expanded offerings, capital structure, dividends, support from customers and vendors, cost benefits and purchasing efficiencies, post-closing growth expectations and the expected timetable for completing the proposed transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and stockholder approval) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Tech Data, Tiger Parent (AP) Corporation or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX, and on SYNNEX’ and Tech Data’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic); future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

SYNNEX does not intend to update the forward-looking statements contained in this document as the result of new information or future events or developments, unless otherwise required by law.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Complaint filed by Michael Kent on June 22, 2021 in the United States District Court for the District of Delaware.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2021	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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